Filed under Rule 497(e) and 497(k)

Registration No. 002-83631

VALIC Company I

Government Securities Fund

(the “Fund”)

Supplement dated March 25, 2026, to the Fund’s

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated October 1, 2025, as supplemented and amended to date

As previously disclosed, Michael Sais, CFA, MBA, a portfolio manager to the Fund, has announced his plan to retire from J.P. Morgan Investment Management Inc., effective April 2026. Effective close of business, April 1, 2026 (the “Effective Date”), Mr. Sais will no longer serve as a portfolio manager to the Fund. Accordingly, on the Effective Date, all references to Mr. Sais will be deleted from the Fund’s Summary Prospectus, Prospectus and SAI in their entirety. Robert Manning, CFA, MBA and Edward Fitzpatrick III, CFA, MBA will continue to be responsible for the management of the Fund.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Summary Prospectus, Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.